UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2021

ENIGMA-BULWARK, LIMITED.

(Exact name of Company as specified in its charter)

Nevada	333-139045	26-1875304
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3415 South Sepulveda Boulevard, Suite 1100 Los Angeles, CA 90034 (Address of principal executive offices) (888) 287-9994 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

As used in this current report and unless otherwise indicated, the terms "we", "us", "our", “Company”, and “Enigma” mean Enigma-Bulwark, Ltd., a Nevada corporation, and its wholly owned subsidiaries, Enigma-Bulwark Risk Management, Inc., Ecologic Car Rentals, Inc., and Ecologic Products, Inc., unless otherwise indicated.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	Dismissal of Independent Certifying Accountant

The Company’s former independent registered public accountant, Dave Banerjee, CPAs (“Banerjee”) retired in August 2020.  The Company engaged Banerjee in November 2015 to perform the audit of the Company’s financial statements for the year ended December 31, 2015.  Banerjee has not performed any services for the Company since May 17, 2016, the date on which Banerjee’s audit of the Company’s financial statements for the year ended December 31, 2015, was completed and Banerjee’s audit report was issued.

The report of Banerjee regarding the Company’s financial statements for the fiscal year ended December 31, 2015, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Banerjee on the Company’s financial statements for fiscal year ended December 31, 2015, contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the year ended December 31, 2015, and during the period from January 2016 to August 2020, the date of Banerjee’s retirement, (i) there were no disagreements with Banerjee on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Banerjee would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Banerjee with a copy of the foregoing disclosures and requested that Banerjee furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. As of the date of the filing of this current report, the Company has not received the aforementioned letter.

(b)	Engagement of Independent Certifying Accountant

Effective August 3, 2021, the Company engaged Assurance Dimensions Certified Public Accountants & Associates (“Assurance”) as its independent registered public accounting firm, and to audit the Company’s financial statements for each respective year ended December 31, 2016 to 2020, pursuant to the approval of the  Company’s Board of Directors.

During each of the Company’s two most recent fiscal years and through the interim periods preceding the engagement of Assurance, the Company (a) has not engaged Assurance as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with Assurance regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Assurance concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENIGMA-BULWARK, LTD.

Date: August 10, 2021	/s/ Calli Bucci
By: Calli Bucci
Its: Chief Financial Officer